SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.   20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  November 25, 2008
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United Bancshares, Inc.
(Exact Name of Registrant as specified in its charter)

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Pennsylvania	0-15261	23-2802415
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

30 S. 15th Street, Suite 1200, Philadelphia, PA 19103

Registrant's telephone number, including area code:  215-351-4600

None
(Former name or former address, if changed since last report)

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Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

●	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

●	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

●	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

●	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 19, 2008, the Boards of Directors of the United Bancshares, Inc. (the “Corporation”) and its wholly owned subsidiary, United Bank of Philadelphia (the “Bank”), upon recommendation of the Nominating Committee, elected Maurice R. Mitts as a Class B director of the Corporation and the Bank, effective November 19, 2008.  The term of the Class B director expires at the Corporation’s annual meeting in December, 2009.  At the present time, directors of the Corporation and the Bank serve without compensation.  Mr. Mitts will serve on the Corporation’s and the Bank’s Loan Committee.

There is no agreement or understanding pursuant to which Mr. Mitts was elected as a director, and there are no related party transactions between Mr. Mitts and the Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

UNITED BANCSHARES, INC.

By: /s/ Evelyn F. Smalls
Evelyn F. Smalls, Chief Executive Officer

Date:   November 25, 2008